SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                 April 24, 2003

                               POPE & TALBOT, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       1-7852                  94-0777139
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

                  1500 S.W. First Avenue
                      Portland, Oregon                            97201
          (Address of principal executive offices)             (Zip Code)

                                 (503) 228-9161
              (Registrant's telephone number, including area code)

                                      None
         (Former name or former address, if changed since last report.)
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Item 7.     Financial Statements and Exhibits

      (c)   Exhibits.

            99.1 Press release issued by Pope & Talbot, Inc. dated April 24, 2003, announcing first quarter 2003 results of operations.

Item 9.     Regulation FD Disclosure

            Attached as Exhibit 99.1 is a copy of a press release of Pope & Talbot, Inc. dated April 24, 2003 reporting the Company's results of operations for the first quarter of 2003, which is being furnished to the Securities and Exchange Commission as required by Item 12 of Form 8-K.


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

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 24, 2003.

                                                  POPE & TALBOT, INC.
                                                  ------------------------------
                                                  Registrant

                                              By  /s/ Maria M. Pope
                                                  ------------------------------
                                                  Name:  Maria M. Pope
                                                  Title: Vice President and
                                                         Chief Financial Officer


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

Exhibit     Description
-------     -----------

99.1 Press release issued by Pope & Talbot, Inc. dated April 24, 2003, announcing first quarter 2003 results of operations.


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